UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

SVB Financial Group
(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 2, 2013, SVB Financial Group (the “Company”) announced that it expects to include in its financial results for the third quarter of 2013 certain gains from equity warrant assets and investment securities, as a result of the recent completion of the initial public offering (“IPO”) of one of its clients and portfolio companies, FireEye, Inc. (“FireEye”).

The Company and certain direct equity investment funds managed by SVB Capital, our funds management business, currently hold warrants and direct and indirect investments (which include carried interest rights with respect to equity held in the SVB Capital funds) in FireEye. FireEye completed its IPO earlier in September 2013.

Based on the increased valuation of FireEye during the quarter ended September 30, 2013 primarily due to its IPO, the Company currently expects to include in its 2013 third quarter financial results from this single portfolio company, on a pre-tax basis:

(i)	gains from equity warrant assets of approximately $8 million, and

(ii)
gains from nonmarketable securities of approximately $141 million (net of noncontrolling interests, the gains are approximately $29 million). (Noncontrolling interests are those amounts not attributable to the Company. See below for non-GAAP reconciliation.)

Additionally, based on the extent of these gains, the Company expects a related incremental increase in noninterest expense --- specifically, incentive compensation expense --- of approximately $6 million. Accordingly, management currently estimates that these gains, offset by the increase in noninterest expense, will contribute, on an after-tax basis, approximately $19 million of consolidated net income available to common stockholders, or approximately $0.42 per diluted common share, to the Company’s third quarter 2013 results.

These gains and noninterest expense increase are based on FireEye’s valuation as of September 30, 2013, which is subject to market conditions and other factors. As such, FireEye’s valuation, and its impact on the Company’s financial results, are subject to change, and actual results may differ. Additionally, these gains are currently unrealized gains, and the extent to which such gains will become realized is subject to a variety of factors, including, among other things, the expiration of current lock-up agreements to which the securities are subject, the timing of any actual sales of the securities by the Company, changes in the valuation of the securities, and market conditions.

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Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, such as forecasts of the Company’s future financial results and condition, and the underlying assumptions of such forecasts. In this report, we make forward-looking statements discussing management’s expectations about certain financial results for the third quarter of 2013, based on certain assumptions. Although management believes that the expectations reflected in our forward-looking statements are reasonable and has based these expectations on our current knowledge, beliefs and assumptions, such expectations are not guarantees and may prove to be incorrect. Actual results could differ significantly. Factors that may cause our forward-looking statements herein to change include, among others, the following: (i) deterioration, weaker than expected, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities), (ii) changes in the volume and credit quality of our loans, (iii)  the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios (iv) changes in our deposit levels, (v) changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets (including the portfolio company referenced in this report), (vi) variations from our expectations as to factors impacting our cost structure, (vii) changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity, (viii) accounting changes, as required by GAAP, and (ix) regulatory or legal changes or impacts upon us. For additional information about these factors, please refer to our public reports filed with the U.S. Securities and Exchange Commission, including our most recently-filed quarterly or annual report. The forward-looking statements included in this release are made only as of the date of this release.

The preliminary expected results for the third quarter of 2013 discussed in this report are based on information available at this time and are subject to change due to a variety of factors, including among others: (i) management’s finalization of its quarterly closing of its financial reporting processes, and (ii) as a result of review by the Company’s independent auditors. These results could differ from the Company’s actual reported quarterly results expected to be announced on October 24, 2013 and in its Quarterly Report on Form 10-Q for the third quarter ended September 30, 2013, which the Company expects to file in November 2013.

Use of Non-GAAP Financial Measures

In this report, the Company has included non-GAAP gains on certain of its nonmarketable securities. The Company believes that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding the Company’s performance by excluding amounts attributable to noncontrolling interests for which the Company effectively does not receive the economic benefit or cost. As part of its funds management business, the Company recognizes the entire income or loss from certain funds even though it owns less than 100 percent because it is required under GAAP to consolidate 100 percent of the results of the funds that it is deemed to control or in which it has a majority ownership. However, the Company’s consolidated net income available to common stockholders includes only the portion of income or loss related to its ownership interest. The table below sets forth a reconciliation of the non-GAAP financial measure discussed above:

Non-GAAP gains on nonmarketable securities, net of noncontrolling interests (Dollars in millions)	Three months ended September 30, 2013
GAAP gains on certain nonmarketable investment securities	$141
Less: income attributable to noncontrolling interests,
including carried interest	112
Non-GAAP gains on certain nonmarketable investment
securities, net of noncontrolling interests	$29

The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Act of 1934, except as expressly stated by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2013	SVB FINANCIAL GROUP

	By:	/s/ MIKE DESCHENEAUX
	Name:	Mike Descheneaux
	Title:	Chief Financial Officer